UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )
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Seven Hills Realty Trust
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Notice of 2022 Annual Meeting
of Shareholders and Proxy Statement
Thursday, May 26, 2022 at 9:30 a.m., Eastern time
Live Webcast Accessible at
https://www.viewproxy.com/sevenhillsrealtytrust/2022

SEVEN HILLS REALTY TRUST

BUSINESS AT A GLANCE

Seven Hills Realty Trust (Nasdaq: SEVN) is a real estate finance company that originates and invests in first mortgage loans secured by middle market and transitional commercial real estate. As a mortgage REIT, SEVN's primary investment objective is to balance capital preservation with generating attractive risk adjusted returns. As of December 31, 2021, SEVN's investment portfolio totaled nearly $650 million and consisted of 100% floating rate first mortgage loans diversified across geographies and property types. SEVN is managed by Tremont Realty Capital, a subsidiary of The RMR Group Inc. (Nasdaq: RMR), a leading U.S. alternative asset management company with over $33 billion in assets under management and more than 35 years of institutional experience in buying, selling, financing and operating commercial real estate. For more information about SEVN, please visit www.sevnreit.com.

$648 Million
TOTAL LOAN COMMITMENTS[1]

5.1%
WEIGHTED AVERAGE ALL IN YIELD

100%
LOANS CURRENT ON DEBT SERVICE

68%
WEIGHTED AVERAGE PORTFOLIO LOAN TO VALUE

1.3x
DEBT TO EQUITY RATIO

GEOGRAPHIC DIVERSIFICATION

East 10%
South 27%
West 25%
Midwest 38%

PROPERTY TYPE

Lab 2%
Retail 15%
Office 48%
Industrial 16%
Multifamily 19%

CAPITAL STRUCTURE COMPOSITION

Equity 43%
Secured Financing Facilities 57%

2021 BUSINESS HIGHLIGHTS

- Accelerated loan production throughout 2021 with a total of 17 loans.[2]
- Raised quarterly dividend on common shares by 67% to $0.25 per share or $1.00 per share per year.
- Diversified and expanded financing sources with a repurchase facility with UBS and a non mark to market facility with BMO Harris Bank.

1 Represents the sum of initial loan funding plus unfunded loan commitments, which are primarily used to finance property and building improvements and leasing capital and are generally funded over the term of the loan.
2 Includes loans originated for Tremont Mortgage Trust (TRMT) and SEVN prior to the effective date of TRMT's merger with SEVN.

Data as of December 31, 2021.

LETTER TO OUR SHAREHOLDERS
FROM YOUR BOARD OF TRUSTEES
Dear Fellow Shareholders:
Please join us for our 2022 Annual Meeting of Shareholders, which will be held virtually at 9:30 a.m. on Thursday, May 26, 2022. The business to be conducted at the meeting is explained in the attached Notice of Meeting and Proxy Statement. We believe furnishing these materials over the internet expedites your receipt of these important materials while lowering costs and reducing the environmental impact of our annual meeting.
During 2021 we executed on our strategic plan to transition from an investment company investing in stock issued by real estate companies to a commercial mortgage real estate investment trust (“REIT”), originating and investing in first mortgage loans secured by middle market and transitional commercial real estate. On September 30, 2021, we completed our merger with Tremont Mortgage Trust, creating a larger more diversified mortgage REIT, and we changed our name to Seven Hills Realty Trust. As of December 31, 2021, our investment portfolio approached $650 million in aggregate loan commitments consisting of a diverse portfolio, geographically and by property type, of 26 first mortgage loans. During 2021 we entered into three financing facilities providing us with more than $500 million of available capital. We are also proud that through the COVID-19 pandemic, all our loans continued to perform. Our investment pipeline remains strong, and we look forward to increasing our loan origination volume and further expanding our loan portfolio in 2022.
We thank you for your investment in our Company and for the trust you place in us to oversee your interests in our business.
March 22, 2022
Barbara D. Gilmore	Joseph L. Morea
Phyllis M. Hollis	Adam D. Portnoy
Matthew P. Jordan	Jeffrey P. Somers
William A. Lamkin

NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS
Location: Live Webcast Accessible at https://www.viewproxy.com/sevenhillsrealtytrust/2022 Date: Thursday, May 26, 2022 Time: 9:30 a.m., Eastern time
Agenda:
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Elect the Trustee nominees identified in the accompanying Proxy Statement to our Board of Trustees;

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Ratify the appointment of Deloitte & Touche LLP as our independent auditors to serve for the 2022 fiscal year; and

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Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

Record Date:   You can vote if you were a shareholder of record as of the close of business on March 15, 2022.

Attending Our 2022 Annual Meeting:   Due to the continuing public health impact of the COVID-19 pandemic and to protect the health and well-being of our shareholders and other stakeholders, our 2022 Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. No physical meeting will be held.
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Record Owners:   If you are a shareholder as of the close of business on the record date who holds shares directly, you may participate in our 2022 Annual Meeting via internet webcast by visiting the following website and following the registration and participation instructions contained therein: https://www.viewproxy.com/sevenhillsrealtytrust/2022. Please have the control number located on your proxy card or voting information form available.

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Beneficial Owners:   If you are a shareholder as of the record date who holds shares indirectly through a brokerage firm, bank or other nominee, you must register in advance to attend our 2022 Annual Meeting. You will need to present evidence of your beneficial ownership of shares. You will not be able to vote your shares at our 2022 Annual Meeting without a legal proxy. Beneficial owners should complete the registration process at least three days in advance of our 2022 Annual Meeting to ensure that all documentation and verifications are in order.

Please see the accompanying Proxy Statement for additional information.
By Order of our Board of Trustees, Jennifer B. Clark Secretary March 22, 2022

PROXY STATEMENT
Our Board of Trustees (our “Board”) of Seven Hills Realty Trust, a Maryland real estate investment trust (the “Company,” “we,” “us” or “our”), is furnishing this proxy statement and accompanying proxy card (or voting instruction form) to you in connection with the solicitation of proxies by our Board for our 2022 annual meeting of shareholders. Due to the continuing public health impact of the COVID-19 pandemic and to protect the health and well-being of our shareholders and other stakeholders, our annual meeting will be held virtually via live webcast on Thursday, May 26, 2022, at 9:30 a.m., Eastern time, subject to any postponements or adjournments thereof (the “2022 Annual Meeting”). We are first making these proxy materials available to shareholders on or about March 22, 2022.
Only owners of record of our common shares of beneficial interest (“Common Shares”) as of the close of business on March 15, 2022, the record date for our 2022 Annual Meeting, are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments of the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the record date. Our Common Shares are listed on The Nasdaq Stock Market LLC (“Nasdaq”). On March 15, 2022, there were approximately 14,597,079 Common Shares issued and outstanding.
The mailing address of our principal executive office is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR OUR 2022 ANNUAL MEETING TO BE HELD ON THURSDAY, MAY 26, 2022.
The Notice of 2022 Annual Meeting, Proxy Statement and Annual Report to Shareholders for the year ended December 31, 2021 are available at www.proxyvote.com.

PLEASE VOTE
Please vote to play a part in our future. Nasdaq rules do not allow a broker, bank or other nominee who holds shares on your behalf to vote on nondiscretionary matters without your instructions.
PROPOSALS THAT REQUIRE YOUR VOTE
PROPOSAL	MORE INFORMATION	BOARD RECOMMENDATION	VOTES REQUIRED FOR APPROVAL
1 Election of Trustees	Page 8	✓ FOR	Plurality of all votes cast
2 Ratification of independent auditors*	Page 23	✓ FOR	Majority of all votes cast

*
Non-binding advisory vote.

You can vote in advance in one of three ways:
via the internet
Visit www.proxyvote.com and enter your 16 digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m., Eastern time, on May 25, 2022 to authorize a proxy VIA THE INTERNET.

by phone
Call 1-800-690-6903 if you are a shareholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m., Eastern time, on May 25, 2022 to authorize a proxy BY TELEPHONE. You will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.

by mail	Sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.
If the meeting is postponed or adjourned, these times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting.
PLEASE VISIT: www.proxyvote.com
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To review and download easy to read versions of our Proxy Statement and Annual Report.

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To sign up for future electronic delivery to reduce the impact on the environment.

2022 Proxy Statement	1

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS
Business Change

On January 5, 2021, the Securities and Exchange Commission (the “SEC”) issued an order pursuant to Section 8(f) of the Investment Company Act of 1940 (the “1940 Act”) declaring that we have ceased to be an investment company under the 1940 Act (the “Deregistration Order”). The issuance of the Deregistration Order enabled us to proceed with implementing our new business mandate to focus primarily on originating and investing in first mortgage loans secured by middle market and transitional commercial real estate (“CRE”) (the “Business Change”).
In connection with the Business Change, (i) we terminated our investment advisory agreement with RMR Advisors LLC (“RMR Advisors”) and entered into a new management agreement with Tremont Realty Capital LLC (“TRC”), effective January 5, 2021, (ii) we elected to be taxed as a real estate investment trust (“REIT”), and (iii) we also announced changes to our Board and executive officers.
Effective September 30, 2021, Tremont Mortgage Trust (“TRMT”) merged with and into us (the “Merger”), we changed our name from “RMR Mortgage Trust” to “Seven Hills Realty Trust” and we expanded our Board from five members to six members.
On December 22, 2021, we converted from a Maryland statutory trust to a Maryland REIT (the “Conversion”).
Board Composition, Expansion and Refreshment

We are currently governed by a seven member Board of Trustees. Ensuring our Board is comprised of Trustees who bring diverse viewpoints and perspectives, exhibit a variety of skills, professional experience and backgrounds and effectively represent the long-term interests of shareholders is a top priority of our Board and our Nominating and Governance Committee. Our Board continues to actively evaluate its composition.
Key Responsibilities of Our Board

Oversight of Strategy	Oversight of Risk	Succession Planning

✓
Our Board oversees and monitors strategic planning.

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Business strategy is a key focus of our Board and embedded in the work of Board committees.

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Company management is charged with executing business strategy and provides regular performance updates to our Board.

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Our Board oversees risk management.

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Board committees, which meet regularly and report back to our full Board, play significant roles in carrying out the risk oversight function.

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Company management is charged with managing risk, through robust internal processes and effective internal controls.

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Our Board oversees succession planning and talent development for senior executive positions.

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Our Nominating and Governance Committee makes an annual report to our Board on succession planning.

✓
In the event of a succession, our entire Board may work with our Nominating and Governance Committee, or the Independent Trustees, as applicable, to nominate and evaluate potential successors.

2	2022 Proxy Statement

Our Board’s Role in Oversight of Risk Management

Our Board is elected by our shareholders to oversee our business and long term strategy. As part of fulfilling its responsibilities, our Board oversees the maintenance of appropriate financial and other internal controls and our compliance with applicable laws and regulations. Inherent in these responsibilities is our Board’s understanding and oversight of the various risks we face. Our Board considers that risks should not be viewed in isolation and should be considered in virtually every business decision and as part of our business strategy.
Our Board oversees risk as part of its general oversight of our Company. Oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. Our day to day business is conducted by TRC, and TRC and our officers and Director of Internal Audit are responsible for incorporating risk management in their activities. Our Director of Internal Audit reports to our Audit Committee and provides us with advice and assistance with our risk management function.
In discharging their oversight responsibilities, our Board and Board committees review regularly a wide range of reports provided to them by TRC, internal audit and other service providers, including:
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reports on market and industry conditions;

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reports on the impact of the COVID-19 pandemic on our business;

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operating and regulatory compliance reports;

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financial reports;

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reports on risk management and our Environmental, Social and Governance activities and initiatives;

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regulatory and legislative updates that may impact us;

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reports on the security of our information technology processes and our data; and

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legal proceedings updates and reports on other business related matters.

Our Board and Board committees discuss these matters among themselves and with representatives of TRC, The RMR Group LLC (“RMR”), our officers, our Director of Internal Audit, legal counsel, our independent auditors and other professionals, as appropriate.
Our Audit Committee takes a leading role in helping our Board fulfill its responsibilities for oversight of our financial reporting, internal audit function, risk management, including cybersecurity, and our compliance with legal and regulatory requirements. Our Board and Audit Committee review reports annually from our independent auditors regarding potential risks, including risks related to our internal control over financial reporting, and at other times, as may be warranted. Our Audit Committee also annually reviews and approves an internal audit plan developed by our Director of Internal Audit  and oversees its execution with the goal of helping us systematically evaluate the effectiveness of our risk management, control and governance processes on an annual basis. Our Audit Committee meets at least quarterly and reports its findings and results of its monitoring activities and oversight on our financial reporting, internal audit function, risk management, including cybersecurity, and our compliance with legal and regulatory requirements, as applicable, to our Board. Our Audit Committee also meets quarterly with our Director of Internal Audit to review the results of our internal audits and receive reports, and directs or recommends to our Board actions or changes it determines appropriate to enhance or improve the effectiveness of our risk management, including cybersecurity, as it determines appropriate.
Our Audit Committee considers risks related to cybersecurity, and receives annual reports from management regarding cybersecurity risks and countermeasures being undertaken or considered by us, including updates on the internal and external cybersecurity landscape and relevant technical developments, and more frequent reports as it may direct or as warranted. We have conducted an external assessment of our cybersecurity controls using a qualified third party. In addition, our cybersecurity program is aligned to the National Institute of Standards and Technology Cybersecurity Framework. RMR conducts annual data security education and testing for its employees, including TRC employees and RMR employees who provide services to us, in addition to unannounced email penetration testing and phishing exercises.

2022 Proxy Statement	3

Our Compensation Committee, whose responsibilities are detailed in its charter, among other responsibilities, evaluates the performance of our Director of Internal Audit and the performance of TRC, our manager, under our business management agreement. Also, our Compensation Committee and our Board consider that we have a share award program that requires share awards to executive officers to vest over a period of years. We believe that the use of share awards vesting over time rather than stock options mitigates the incentives for our management to undertake undue risks and encourages management to make long term and appropriately risk balanced decisions.
It is not possible to identify all of the risks that may affect us or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for us to bear certain risks to achieve our objectives. As a result of the foregoing and other factors, our ability to manage risk is subject to substantial limitations.
To learn more about the risks we face, you can review the matters discussed in Part I, “Item 1A Risk Factors” and “Warning Concerning Forward Looking Statements” in our Annual Report to Shareholders for the fiscal year ended December 31, 2021 (the “Annual Report”). The risks described in the Annual Report are not the only risks we face. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect our business, financial condition or results of operations in future periods.
Trustee Independence

Under the corporate governance listing standards of the Nasdaq, to be considered independent:
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a trustee must not have a disqualifying relationship, as defined in the corporate governance section of the Nasdaq rules; and

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our Board must affirmatively determine that the trustee otherwise has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a trustee. To facilitate the trustee independence assessment process, our Board has adopted written Governance Guidelines as described below.

In accordance with our Declaration of Trust and Bylaws, our Board is comprised of seven Trustees, including five Independent Trustees and two Managing Trustees.
Our Bylaws also require that a majority of our Board be Independent Trustees. Under our Declaration of Trust, Independent Trustees are Trustees who are not employees of TRC or RMR, are not involved in our day to day activities and who meet the qualifications of independent directors under the applicable rules of the Nasdaq and the SEC.
Our Board affirmatively determines whether Trustees have a direct or indirect material relationship with us, including our subsidiaries, other than serving as our Trustees or trustees or directors of our subsidiaries. In making independence determinations, our Board observes the Nasdaq and SEC criteria, as well as the criteria set forth in our governing documents. When assessing a Trustee’s relationship with us, our Board considers all relevant facts and circumstances, not merely from the Trustee’s standpoint, but also from that of the persons or organizations with which the Trustee has an affiliation. Based on this review, our Board has determined that Barbara D. Gilmore, Phyllis M. Hollis, William A. Lamkin, Joseph L. Morea and Jeffrey P. Somers currently qualify as independent trustees under applicable Nasdaq and SEC criteria and as Independent Trustees under our governing documents. In making these independence determinations, our Board reviewed and discussed additional information provided by us and our Trustees with regard to each of our Trustees’ relationships with us, TRC, RMR or The RMR Group Inc. (“RMR Inc.”) and the other companies to which RMR provides management services (the “RMR Clients”). Our Board has concluded that none of these five Trustees possessed or currently possesses any relationship that could impair his, her or their judgment in connection with his, her or their duties and responsibilities as a Trustee or that could otherwise be a direct or indirect material relationship under applicable Nasdaq and SEC standards.

4	2022 Proxy Statement

Executive Sessions of Independent Trustees

Pursuant to our Governance Guidelines, our Independent Trustees are expected to meet at least twice per year in regularly scheduled meetings at which only Independent Trustees are present. Our Independent Trustees also meet separately with our officers, with our Director of Internal Audit and with our independent auditors. The presiding Trustee for purposes of leading Independent Trustee sessions will be the Lead Independent Trustee, unless the Independent Trustees determine otherwise.
Board Leadership Structure

All Trustees play an active role in overseeing our business both at our Board and committee levels. As set forth in our Governance Guidelines, the core responsibility of our Trustees is to exercise sound, informed and independent business judgment in overseeing our Company and our strategic direction. Our Trustees are skilled and experienced leaders and currently serve or have served as members of senior management in public and private for profit organizations and law firms. Our Trustees may be called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of our officers and advisers. Our Board is small, which facilitates informal discussions and communication from management to our Board and among Trustees.
Adam Portnoy has served as Chair of our Board (our “Chair”) since 2021. Our President and our Chief Financial Officer and Treasurer are not members of our Board, but they and our Director of Internal Audit regularly attend Board and Board committee meetings. Other officers of TRC and RMR also sometimes attend Board meetings at the invitation of our Board. Special meetings of our Board may be called at any time by any Managing Trustee, the Chief Executive Officer, if any, President or the Secretary pursuant to the request of any two Trustees then in office. Our Managing Trustees, in consultation with our management and our Director of Internal Audit, set the agenda for Board meetings. Other Trustees may suggest agenda items as well. Discussions at Board meetings are led by the Managing Trustee, the Independent Trustee or member of management who is most knowledgeable on a subject.
Lead Independent Trustee

We have a Lead Independent Trustee who is selected annually by the vote of a majority of our Independent Trustees. Currently, Mr. Morea serves as our Lead Independent Trustee. Our Lead Independent Trustee has well-defined, robust responsibilities that include:
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presiding at all meetings of our Board at which the Chair or a Managing Trustee is not present;

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presiding at all meetings and executive sessions of the Independent Trustees;

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having the authority to call meetings of the Independent Trustees or executive sessions of the Independent Trustees;

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serving as the principal liaison between the Independent Trustees and the senior management team;

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arranging, together with the Chair of our Board, for appropriate information (including quality and quantity) to be timely provided to our Board and the Independent Trustees;

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assisting our Compensation Committee in its annual evaluation of the performance of our management and of our manager, TRC;

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assisting with setting Board meeting agendas and arranging meeting schedules, including to ensure that there is sufficient time for discussion of all agenda items;

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considering suggestions for meeting agenda items from other Independent Trustees;

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authorizing the retention of advisors and consultants who report directly to the Independent Trustees when appropriate; and

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if requested, and in coordination with the Chair of our Board and our management, being reasonably available for consultation and direct communication with shareholders.

2022 Proxy Statement	5

Code of Business Conduct and Ethics and Committee Governance

Our Board is committed to corporate governance that promotes the long term interests of our shareholders. Our Board has established Governance Guidelines that provide a framework for effective governance. Our Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.
We have also adopted the Code to, among other things, provide guidance to our and TRC’s board members, officers and in the case of TRC, employees, and ensure compliance with applicable laws and regulations.
Our Board has an Audit Committee, Compensation Committee and Nominating and Governance Committee. Our Audit Committee, Compensation Committee and Nominating and Governance Committee each have a written charter, and each Board committee reviews its written charter on an annual basis to consider whether any changes are required.
Our Audit Committee, Compensation Committee and Nominating and Governance Committee are each comprised entirely of Independent Trustees under applicable Nasdaq rules who also meet the independence criteria applicable to audit committees and compensation committees under the Sarbanes-Oxley Act of 2002 and the SEC’s implementing rules under that law.
Our corporate governance materials are available for review in the governance section of our website, including our Governance Guidelines, the charter for each Board committee, the Code and information about how to report concerns or complaints about accounting, internal accounting controls or auditing matters and any violations or possible violations of the Code and how to communicate with our Trustees. To access these documents on our website visit www.sevnreit.com.We intend to satisfy the requirements under Item 5.05 of Form 8-K regarding disclosure of amendments to, or waivers from, provisions of our Code that apply to the principal executive officer, principal financial officer or controller, or persons performing similar functions, by posting such information on our website.
Prohibition on Hedging

Our Insider Trading Policies and Procedures expressly prohibit members of our Board and our officers from engaging in hedging transactions involving our securities.
Recommendations for Trustees

Our Nominating and Governance Committee is responsible for identifying and evaluating nominees for Trustee and for recommending to our Board nominees for election at each annual meeting of shareholders. Our Nominating and Governance Committee may consider candidates suggested by our Trustees, officers or shareholders or by others. Shareholders who would like to recommend a Trustee nominee should submit their recommendations in writing by mail to the Chair of our Nominating and Governance Committee, c/o Seven Hills Realty Trust, Secretary, at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@sevnreit.com. Any such recommendation should include a description of the candidate’s qualifications for Board service, the candidate’s written consent to be considered for nomination and to serve if nominated and elected, as well as the addresses and telephone numbers for contacting the shareholder and the candidate for more information. Our Nominating and Governance Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Recommendations by shareholders will be considered by our Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.
Communications with our Board

Our Board has established a process to facilitate communication by shareholders and other interested parties with our Trustees, individually or as a group. Communications should be addressed to the party for whom the communication is intended, in care of the Secretary, Seven Hills Realty Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@sevnreit.com.

6	2022 Proxy Statement

Shareholder Nominations and Other Proposals

Deadline to Submit Proposals pursuant to Rule 14a-8 for the 2023 Annual Meeting of Shareholders: Shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received at our principal executive office on or before November 22, 2022 in order to be eligible to be included in the proxy statement for the 2023 annual meeting of shareholders; provided, that, if the date of the 2023 annual meeting of shareholders is more than 30 days before or after May 26, 2023, such a proposal must be submitted within a reasonable time before we begin to print our proxy materials. Under Rule 14a-8, we are not required to include shareholder proposals in our proxy materials in certain circumstances or if conditions specified in the rule are not met.
Deadline to Submit Nominations and Other Proposals for the 2023 Annual Meeting of Shareholders under our Bylaws: To be timely, shareholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act at the 2023 annual meeting of shareholders must be received by our Secretary at our principal executive office, in accordance with the requirements of our Bylaws, not later than 5:00 p.m., Eastern time, on November 22, 2022 and not earlier than October 23, 2022; provided, that, if the date of the 2023 annual meeting of shareholders is more than 30 days earlier or later than May 26, 2023, then a shareholder’s notice must be so delivered not later than 5:00 p.m., Eastern time, on the tenth day following the earlier of the day on which (i) notice of the date of the 2023 annual meeting of shareholders is mailed or otherwise made available or (ii) public announcement of the date of the 2023 annual meeting of shareholders is first made by us. Shareholders making such a nomination or proposal must comply with the advance notice and other requirements set forth in our Bylaws, which include, among other things, requirements as to the shareholder’s timely delivery of advance notice, continuous requisite ownership of Common Shares, holding of a share certificate for such shares at the time of the advance notice and submission of specified information.
The foregoing description of the deadlines and other requirements for shareholders to submit a nomination for election to our Board or a proposal of other business for consideration at an annual meeting of shareholders is only a summary and is not a complete listing of all requirements. Copies of our Declaration of Trust and Bylaws, including the requirements for shareholder nominations and other shareholder proposals, may be obtained by writing to our Secretary at Seven Hills Realty Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC’s website, www.sec.gov. Any shareholder considering making a nomination or proposal should carefully review and comply with those provisions.

2022 Proxy Statement	7

PROPOSAL 1: ELECTION OF TRUSTEES
Upon the recommendation of our Nominating and Governance Committee, our Board has nominated Ms. Barbara D. Gilmore and Mr. Joseph L. Morea for election as Independent Trustees in Class III. Ms. Gilmore and Mr. Morea currently serve on our Board.
If elected, each nominee would serve until our 2025 annual meeting of shareholders and until his, her, or their successor is duly elected and qualifies, subject to the individual’s earlier death, resignation, retirement, disqualification or removal.
We expect that each Trustee nominee will be able to serve if elected. However, if a nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by our Board.
OUR BOARD BELIEVES THAT ITS MEMBERS SHOULD:

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exhibit high standards of integrity and ethics;

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have business acumen, practical wisdom, ability to exercise sound judgment in a congenial manner and be able to make independent analytical inquiries;

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have a strong record of achievements;

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have knowledge of the CRE industry, CRE financing and REITs;

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have diverse perspectives, backgrounds and experiences, including professional background, gender, ethnicity, nationality and skills; and

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be committed to serving on our Board over a period of years in order to develop knowledge about our operations and have sufficient time and availability to devote to Board and committee matters.

In addition, our Board has determined that our Board, as a whole, should strive to have the right mix of characteristics and skills necessary to effectively perform its oversight responsibilities. Our Board believes that Trustees with one or more of the following professional skills or experiences can assist in meeting this goal:

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work experience with a proven record of success in his, her or their field;

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risk oversight/management expertise;

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accounting and finance, including a high level of financial literacy and understanding of the impact of financial market trends on the real estate industry;

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operating business and/or transactional experience;

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management/leadership experience;

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knowledge of our historical business activities;

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familiarity with the public capital markets;

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experience at a strategic or policymaking level in a business, government or non-profit organization of high standing;

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service on other public company boards and committees;

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qualifying as a Managing Trustee in accordance with the requirements of our governing documents; and

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qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents.

Our Nominating and Governance Committee and our Board consider the qualifications, characteristics and skills of Trustees and Trustee candidates individually and in the broader context of our Board’s overall composition when evaluating potential nominees for election as Trustee.

8	2022 Proxy Statement

Board Diversity Matrix

The Nominating and Governance Committee is committed to continuing to identify and recruit highly qualified trustee candidates with diverse experiences, perspectives and backgrounds to join our Board. We are actively recruiting to increase the number of women and individuals belonging to other underrepresented communities to serve on our Board. The table below provides certain information regarding the composition of our Board. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f) and related instructions.
Total Number of Trustees	7
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Trustees	2	5	—	—
Part II: Demographic Background
African American or Black	1	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+			—
Did Not Disclose Demographic Background			—
A plurality of all the votes cast is required to elect each Trustee nominee at our 2022 Annual Meeting.
The names, principal occupations and certain other information about each Trustee nominee, as well as a summary of the key experiences, qualifications, attributes and skills that led our Nominating and Governance Committee and our Board to conclude that such person is currently qualified to serve as a Trustee, are set forth on the following pages.
Our Board of Trustees recommends a vote “FOR” the election of both Trustee nominees.

2022 Proxy Statement	9

Trustee Nominees to be Elected at Our 2022 Annual Meeting

Barbara D. Gilmore Age: 71 Independent Trustee since 2020 Class/Term: Class III with a term expiring at our 2022 Annual Meeting	Board Committees: • Audit • Compensation (Chair) • Nominating and Governance
Other RMR Managed Public Company Boards(1):
•
AlerisLife Inc. (since 2004)

•
TravelCenters of America Inc. (since 2007)

•
Office Properties Income Trust (since 2009)

Other Non-RMR Managed Public
Company Boards: None

Ms. Gilmore served as a professional law clerk at the United States Bankruptcy Court, Eastern Division of the District of Massachusetts, from 2015 until her retirement in 2018, and prior to that, at the United States Bankruptcy Court, Central Division of the District of Massachusetts, from 2001 to 2015. Ms. Gilmore was a partner of the law firm of Sullivan & Worcester LLP from 1993 to 2000, during which time she was appointed and served as trustee or examiner in various cases involving business finance matters.

Specific Qualifications, Attributes, Skills and Experience:
•
Professional skills and experience in legal and business finance matters

•
Experience in public policy matters

•
Experience as a lawyer, bankruptcy court clerk, bankruptcy trustee and bankruptcy examiner

•
Insights gained and understanding of government practices through government service

•
Work on public company boards and board committees

•
Identifies as Caucasian and as female

•
Qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents

(1) In addition to our Company, RMR currently provides management services to six other public companies, including the following four public companies that do not have any employees of their own: Diversified Healthcare Trust (Nasdaq: DHC), Industrial Logistics Properties Trust (Nasdaq: ILPT), Office Properties Income Trust (Nasdaq: OPI) and Service Properties Trust (Nasdaq: SVC). For us and the companies with no employees, RMR or its subsidiaries provide all business operations and functions pursuant to the terms of the applicable management agreements with those companies. RMR also provides management services to two public operating companies, AlerisLife Inc. (Nasdaq: ALR) and TravelCenters of America Inc. (Nasdaq: TA), both of which have their own employees but some members of the senior leadership of these companies are also RMR employees.

Joseph L. Morea Age: 66 Independent Trustee since 2021 Lead Independent Trustee since 2021 Class/Term: Class III with a term expiring at our 2022 Annual Meeting	Board Committees: • Audit • Compensation • Nominating and Governance
Other RMR Managed Public Company Boards(1):
•
TravelCenters of America Inc. (since 2015)

•
Industrial Logistics Properties Trust (since 2018)

Other Non-RMR Managed Public Company Boards:
•
Portman Ridge Finance Corporation (since 2020)

Mr. Morea served as a director of Garrison Capital Inc. from 2015 to 2020, until it was acquired by Portman Ridge Finance Corporation, as a trustee of First Eagle Senior Loan Fund from 2013 to 2021, as an independent trustee of Tremont Mortgage Trust from 2017 until it merged with us in September 2021 and as an independent trustee of us (when we were known as RMR Mortgage Trust) from 2016 to May 2020. Mr. Morea was a vice chairman and managing director, serving as head of U.S. Equity Capital Markets, at RBC Capital Markets, an international investment bank, from 2003 until 2012. From 2008 to 2009, Mr. Morea also served as the head of U.S. Investment Banking for RBC Capital Markets. Previously, Mr. Morea was employed as an investment banker, including as a managing director and the co-head of U.S. Equity Capital Markets at UBS, Inc., the chief operating officer of the Investment Banking Division and head of U.S. Equity Capital Markets at PaineWebber, Inc. and a managing director of Equity Capital Markets at Smith Barney, Inc. Prior to working as an investment banker, Mr. Morea was employed as a certified public accountant.

Specific Qualifications, Attributes, Skills and Experience:
•
Experience in and knowledge of the investment banking industry and public capital markets

•
Demonstrated leadership and management abilities

•
Experience in capital raising and strategic business transactions

•
Experience as a public company trustee and director and board committee member

•
Institutional knowledge earned through prior service on our Board

•
Professional training, skills and expertise in, among other things, finance matters

•
Identifies as Caucasian and as male

•
Qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents

10	2022 Proxy Statement

Continuing Trustees

Matthew P. Jordan Age: 47 Managing Trustee since 2021 Class/Term: Class I with a term expiring at our 2023 annual meeting of shareholders	Board Committees: None	Other RMR Managed Public Company Boards(1): None Other Non-RMR Managed Public Company Boards: None

Mr. Jordan serves as the executive vice president, chief financial officer and treasurer of RMR Inc. and RMR. Mr. Jordan became an executive vice president of RMR Inc. in 2017 and chief financial officer and treasurer of RMR Inc. in 2015. He joined RMR in April 2012 as chief accounting officer; he became senior vice president, chief financial officer and treasurer of RMR in November 2012; and he became an executive vice president in October 2017 while continuing to serve as RMR’s chief financial officer and treasurer. Mr. Jordan was an executive vice president, chief financial officer and treasurer of RMR Advisors LLC from October 2017 to January 2021 when it merged with TRC (formerly known as Tremont Realty Advisors LLC). Mr. Jordan has been a director and the president and chief executive officer of TRC since January 2021; he was previously an executive vice president, chief financial officer and treasurer of TRC from October 2017 to December 2020; he was previously a vice president, treasurer and chief financial officer of TRC since its formation in 2016. Mr. Jordan served as a managing trustee of Tremont Mortgage Trust from 2020 until it merged with us in September 2021. Prior to joining RMR, Mr. Jordan was employed at Stanley Black & Decker from July 2011 until April 2012 and before then at Ernst & Young LLP. Mr. Jordan is a certified public accountant.

Specific Qualifications, Attributes, Skills and Experience:
•
Leadership position with RMR and demonstrated management ability

•
Extensive experience in, and knowledge of, the CRE industry and REITs

•
Institutional knowledge earned through leadership positions with RMR

•
Professional skills and expertise in accounting and financing and experience as a chief executive officer and chief accounting officer

•
Identifies as Caucasian and as male • Qualifying as a Managing Trustee in accordance with the requirements of our governing documents

Phyllis M. Hollis Age: 66 Independent Trustee since 2022 Class/Term: Class II with a term expiring at our 2024 annual meeting of shareholders	Board Committees: None	Other RMR Managed Public Company Boards(1): None Other Non-RMR Managed Public Company Boards: None

Ms. Hollis has served as the chief executive officer of Hollis Advisory LLC since 2018. From 2014 until 2018, Ms. Hollis served as chief executive officer, chief marketing officer and chief operating officer for CAVU Securities, LLC, a New York based investment bank. Ms. Hollis also founded Egerie Consulting, and served as its president from 2000 until 2010. In 1994, Ms. Hollis co-founded Utendahl Capital Partners, a minority owned investment bank. Ms. Hollis is on the finance and investment committee for Guild Hall, a community arts, entertainment and education center. Ms. Hollis also currently serves as a trustee of several other non-profit company boards, mostly involved with the visual arts, and serves on various committees which include strategic planning, investments/finance, impact initiatives, and marketing. In 2020, Ms. Hollis launched a weekly podcast, Cerebral Women Art Talks, to promote and provide marketing services to visual artists, mainly artists of color, female artists and art professionals.

Specific Qualifications, Attributes, Skills and Experience:
•
Experience in, and knowledge of, the investment banking industry

•
Demonstrated management ability

•
Experience in capital raising and strategic business transactions

•
Professional training, skills and expertise in finance matters

•
Identifies as African American and as female

•
Qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents

2022 Proxy Statement	11

William A. Lamkin Age: 62 Independent Trustee since 2021 Class/Term: Class I with a term expiring at our 2023 annual meeting of shareholders	Board Committees: • Audit • Compensation • Nominating and Governance (Chair)
Other RMR Managed Public Company Boards(1):
•
Service Properties Trust (since 2007)

•
Office Properties Income Trust (since 2019)

Other Non-RMR Managed Public Company Boards:
•
Ackrell SPAC Partners I Co. (since 2020)

Mr. Lamkin was a partner in Ackrell Capital LLC, a San Francisco based investment bank, from 2003 to 2019. Mr. Lamkin was an independent trustee of Tremont Mortgage Trust from 2020 until it merged with us in September 2021. Mr. Lamkin was an independent trustee of Select Income REIT from 2012 until it merged with a wholly owned subsidiary of Office Properties Income Trust (then known as Government Properties Income Trust) in December 2018. Prior to being a partner in Ackrell Capital LLC, he was employed as a financial consultant and as an investment banker, including as a senior vice president in the investment banking division of ABN AMRO. Prior to working as a financial consultant and as an investment banker, Mr. Lamkin was a practicing attorney.

Specific Qualifications, Attributes, Skills and Experience:
•
Experience in, and knowledge of, the CRE and investment banking industries

•
Demonstrated management ability

•
Experience in capital raising and strategic business transactions

•
Professional training, skills and expertise in, among other things, legal and finance matters

•
Work on public company boards and board committees

•
Identifies as Caucasian and as male

•
Qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents

12	2022 Proxy Statement

Adam D. Portnoy Age: 51 Managing Trustee since 2009 Chair of our Board since 2021 Class/Term: Class II with a term expiring at our 2024 annual meeting of shareholders	Board Committees: None
Other RMR Managed Public Company Boards(1):
•
Service Properties Trust (since 2007)

•
Diversified Healthcare Trust (since 2007)

•
Office Properties Income Trust (since 2009)

•
The RMR Group Inc. (since 2015)

•
Industrial Logistics Properties Trust (since 2017)

•
AlerisLife Inc. (since 2018)

•
TravelCenters of America Inc. (since 2018)

Other Non-RMR Managed Public
Company Boards: None

Mr. Portnoy has been president and chief executive officer of RMR Inc. since shortly after its formation in 2015. Mr. Portnoy has been president and chief executive officer of RMR since 2005 and was a director of RMR from 2006 until June 5, 2015 when RMR became a majority owned subsidiary of RMR Inc. and RMR Inc. became RMR’s managing member. Mr. Portnoy has been a director of TRC (formerly known as Tremont Realty Advisors LLC) since March 2016, and served as its president and chief executive officer from March 2016 through December 2017. Mr. Portnoy is the sole trustee and controlling shareholder and an officer of ABP Trust. Mr. Portnoy is a director and controlling shareholder of Sonesta International Hotels Corporation and its parent. Mr. Portnoy served as a director of RMR Advisors LLC from 2007 to 2021 when it merged with TRC, and he served as its president from 2007 to 2017 and its chief executive officer from 2015 to 2017. Mr. Portnoy served as our president and chief executive officer (when we were known as RMR Real Estate Income Fund) from 2007 to 2015 and as president of Office Properties Income Trust (then known as Government Properties Income Trust) from 2009 to 2011. Mr. Portnoy was a managing trustee of Tremont Mortgage Trust from 2017 until it merged with Seven Hills Realty Trust in September 2021 and of Select Income REIT from 2011 until it merged with a wholly owned subsidiary of Office Properties Income Trust in December 2018. Prior to joining RMR in 2003, Mr. Portnoy held various positions in the finance industry and public sector, including working as an investment banker at Donaldson, Lufkin & Jenrette and working in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of The World Bank Group). In addition, Mr. Portnoy previously founded and served as chief executive officer of a privately financed telecommunications company. Mr. Portnoy currently serves as the Honorary Consul General of the Republic of Bulgaria to Massachusetts, as chair of the board of directors of the Pioneer Institute, as a member of the executive committee of the board of directors of the Greater Boston Chamber of Commerce and as a member of AJC New England’s Leadership Board, and previously served on the board of governors for the National Association of Real Estate Investment Trusts and the board of trustees of Occidental College.

Specific Qualifications, Attributes, Skills and Experience:
•
Extensive experience in, and knowledge of, the asset management and CRE industries and REITs

•
Leadership position with TRC and RMR and demonstrated management ability

•
Public company trustee and director service

•
Experience in investment banking and private equity

•
Institutional knowledge earned through prior service on our Board and in leadership positions with TRC and RMR

•
Identifies as Caucasian and as male

•
Qualifying as a Managing Trustee in accordance with the requirements of our governing documents

Our Nominating and Governance Committee and our Board believe that, because Mr. Portnoy is the president and chief executive officer of RMR and the business of all the companies (including our Company) for which he serves as a managing trustee or managing director is integral to his day to day work, his service on these additional boards does not impair the amount of attention or time that Mr. Portnoy spends on service on our Board. Our Board believes that Mr. Portnoy’s extensive familiarity with our day to day business provides valuable insight for our Board.

2022 Proxy Statement	13

Jeffrey P. Somers Age: 79 Independent Trustee since 2017 Class/Term: Class II with a term expiring at our 2024 annual meeting of shareholders	Board Committees: • Audit (Chair) • Compensation • Nominating and Governance	Other RMR Managed Public Company Boards(1): • Diversified Healthcare Trust (since 2009) • Office Properties Income Trust (since 2009) Other Non-RMR Managed Public Company Boards: None

Mr. Somers has been, since 2010, of counsel to, and from 1995 to 2009, was a member, and for six of those years the managing member, of the law firm of Morse, Barnes-Brown & Pendleton, PC. Prior to that time, he was a partner for more than 20 years at the law firm of Gadsby Hannah LLP (now McCarter & English, LLP) and for eight of those years was managing partner of the firm. Mr. Somers served as an independent trustee of Tremont Mortgage Trust from 2017 to 2020 and of Select Income REIT from 2012 until it merged with a wholly owned subsidiary of Office Properties Income Trust (then known as Government Properties Income Trust) in December 2018. Mr. Somers served as a director of Cantella Management Corp., a holding company of Cantella & Co., Inc., an SEC registered broker-dealer, from 2002 until January 2014, when the company was acquired by a third party. From 1995 to 2001, he served as a trustee of the Pictet Funds. Before entering private law practice, Mr. Somers was a staff attorney at the SEC in Washington, D.C. He has previously served as a trustee of Glover Hospital, a private not for profit regional hospital, which is currently part of Beth Israel Deaconess Hospital, among various other civic leadership roles.

Specific Qualifications, Attributes, Skills and Experience:
•
Expertise in legal, corporate governance and regulatory matters

•
Leadership role as a law firm managing member

•
Service as a trustee of public REITs and investment companies

•
Service with government and extensive experience in public policy matters and complex business transactions

•
Sophisticated understanding of finance and accounting matters

•
Work on public company boards and board committees

•
Institutional knowledge earned through prior service on our Board

•
Identifies as Caucasian and as male

•
Qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents

14	2022 Proxy Statement

Executive Officers

There are no family relationships among any of our Trustees or executive officers. Our executive officers serve at the discretion of our Board.

Thomas J. Lorenzini Age: 55	President since 2021

Mr. Lorenzini has been a senior vice president of RMR, and a senior vice president of TRC (formerly Tremont Realty Advisors LLC) since 2021. Mr. Lorenzini previously served as a vice president of TRC from October 2020 until October 2021, as Managing Director, Capital Markets of TRC from October 2019 until October 2020 and as Senior Director, Capital Markets of TRC from 2016 until October 2019. Mr. Lorenzini served as vice president of RMR Advisors LLC from 2020 until it merged with TRC in January 2021. He was president of Tremont Mortgage Trust from January 2021 until it merged with us in September 2021. Mr. Lorenzini was a founding member of TRC’s predecessor business. Prior to joining TRC’s predecessor business in 2000, Mr. Lorenzini was Midwest regional director for Finova Realty Capital, and prior to that Mr. Lorenzini was a senior director for Belgravia Realty Capital. Mr. Lorenzini identifies as Caucasian and as male.

G. Douglas Lanois Age: 61	Chief Financial Officer and Treasurer since 2021

Mr. Lanois has served as chief financial officer and treasurer of TRC (formerly Tremont Realty Advisors LLC) since January 2021 and as a senior vice president of TRC and RMR since 2018. Mr. Lanois served as a senior vice president of RMR Advisors LLC from 2020 until RMR Advisors LLC merged with TRC in January 2021. Mr. Lanois previously served as a vice president of TRC and RMR since RMR acquired substantially all of the Tremont business in 2016. Mr. Lanois served as chief financial officer and treasurer of Tremont Mortgage Trust from 2017 until it merged with Seven Hills Realty Trust in September 2021. Before joining RMR, Mr. Lanois was chief financial officer and portfolio manager of TRC since 2004. Prior to TRC, Mr. Lanois was chief financial officer of CRES Development Company, Inc., a multidisciplinary real estate firm, from 2003 to 2004. Prior to CRES Development, Mr. Lanois was senior vice president and chief financial officer at Pembroke Real Estate, the real estate development and management division of FMR from 1998 to 2002. Prior to Pembroke, Mr. Lanois was vice president and controller at Beacon Properties Corporation and he previously worked at AEW Capital Management and the accounting firm Laventhol & Horwath. Mr. Lanois identifies as Caucasian and as male.

2022 Proxy Statement	15

BOARD COMMITTEES
Audit Committee

Members Jeffrey P. Somers (Chair) Barbara D. Gilmore William A. Lamkin Joseph L. Morea 8 meetings during 2021
Our Audit Committee is comprised solely of Independent Trustees. Its primary role is to help our Board fulfill its oversight responsibilities related to the integrity of our financial statements and financial reporting process, the qualifications, independence and performance of our independent registered public accounting firm, the performance of our internal audit function, risk management and our compliance with legal and regulatory requirements. Our Audit Committee is responsible for the appointment, compensation, retention and oversight, and the evaluation of the qualifications, performance and independence, of our independent auditors and the resolution of disagreements between management and our independent auditors. Our independent auditors report directly to our Audit Committee. Our Audit Committee also has final authority and responsibility for the appointment and assignment of duties to our Director of Internal Audit. Our Audit Committee reviews the overall audit scope and plans of the audit with our independent auditors. Our Audit Committee also reviews with management and our independent auditors our quarterly reports on Form 10-Q, annual reports on Form 10-K and earnings releases.
Our Board has determined that each member of our Audit Committee is financially literate and that Mr. Morea is our Audit Committee’s “financial expert.”

Compensation Committee

Members Barbara D. Gilmore (Chair) William A. Lamkin Joseph L. Morea Jeffrey P. Somers 4 meetings during 2021
Our Compensation Committee is comprised solely of Independent Trustees. Its primary responsibilities pertain to evaluating the performance and compensation of TRC, our executive officers and our Director of Internal Audit. Our Compensation Committee will approve any equity compensation awards in accordance with the Amended and Restated Seven Hills Realty Trust 2021 Equity Compensation Plan (the “2021 Equity Plan”). Our Compensation Committee recommends to our Board the cash compensation payable to our Trustees for Board and committee service and determines the cash compensation payable for service as our Lead Independent Trustee. It also reviews amounts payable by us to TRC under our management agreement and approves any proposed amendments to or termination of that agreement.
Prior to his resignation from our Board effective as of the effective time of the Merger, John L. Harrington served as Chair of our Compensation Committee. Since October 1, 2021, Ms. Gilmore has served as Chair of our Compensation Committee.

Nominating and Governance Committee

Members William A. Lamkin (Chair) Barbara D. Gilmore Joseph L. Morea Jeffrey P. Somers 2 meetings during 2021
Our Nominating and Governance Committee is comprised solely of Independent Trustees. Its primary role is to identify individuals qualified to become Board members, consistent with criteria approved by our Board, and to recommend candidates to our entire Board for nomination or selection as Board members for each annual meeting of shareholders or when vacancies occur; to develop and recommend to our Board governance principles for our Company; and to oversee the evaluation of our Board and, to the extent not overseen by our Compensation Committee or a committee composed entirely of Trustees meeting the independence requirements of the rules of the Nasdaq, our management. Under its charter, our Nominating and Governance Committee is also responsible for considering and reporting on our succession planning to our Board.
Prior to October 1, 2021, Ms. Gilmore served as Chair of our Nominating and Governance Committee and since then, Mr. Lamkin has served as Chair of our Nominating and Governance Committee.

16	2022 Proxy Statement

BOARD MEETINGS
In 2021, our Board held ten meetings. In 2021, each then Trustee attended 75% or more of the aggregate of all meetings of our Board and the committees on which he, she or they served or that were held during the period in which the Trustee served as a Trustee or committee member. All of the then Trustees attended last year’s annual meeting of shareholders. Our policy with respect to Board members’ attendance at meetings of our Board and annual meetings of shareholders can be found in our Governance Guidelines, the full text of which appears at our website, www.sevnreit.com.
TRUSTEE COMPENSATION
Compensation of Trustees

Our Board believes that competitive compensation arrangements are necessary to attract and retain qualified Independent Trustees. On October 1, 2021, after evaluating our historical compensation arrangements in light of the Business Change, our Board approved our compensation arrangements for our Independent Trustees, which our Board believes is consistent with market practice.
Under the currently effective Trustee compensation arrangements, each Independent Trustee receives an annual fee of $60,000 for services as a Trustee. Each Independent Trustee who serves as a committee chair of our Board’s Audit, Compensation or Nominating and Governance Committees also receives an additional annual fee of $15,000, $10,000 and $10,000, respectively, and the Lead Independent Trustee receives an additional annual fee of $12,500 for serving in this role. Trustees are reimbursed for travel expenses they incur in connection with their duties as Trustees and for out of pocket costs they incur in connection with their attending certain continuing education programs.
Each Independent Trustee and Managing Trustee also receives an annual award of Common Shares. Managing Trustees do not receive cash compensation for their services as Trustees.
Trustee Share Ownership Guidelines

Our Board believes it is important to align the interests of Trustees with those of our Company’s shareholders by holding equity ownership positions in our Company. Accordingly, each Trustee is expected to retain, whether vested or not, at least 30,000 Common Shares (which number shall automatically adjust in respect of stock splits or similar events) (i) for existing Trustees in office as of October 1, 2021, by the date of the 2027 annual meeting of shareholders of our Company and (ii) for future Trustees, within five years following, (a) if elected by shareholders, the annual meeting of shareholders of our Company at which such Trustee was initially elected or, (b) if elected by our Board, the first annual meeting of shareholders of our Company following the initial election of such Trustee to our Board. Compliance with these ownership guidelines will be measured annually. Any Trustee who is prohibited by law or by applicable regulation of his or her employer from owning equity in our Company shall be exempt from this requirement. Our Nominating and Governance Committee may consider whether exceptions should be made for any Trustee on whom this requirement could impose a financial hardship.
As of March 15, 2022, all Trustees have met or, within the applicable period, are expected to meet, these share ownership guidelines.

2022 Proxy Statement	17

Fiscal Year 2021 Trustee Compensation

The following table details the total compensation of the Trustees for the fiscal year ended December 31, 2021 for services as a Trustee.(1)
Name	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	All Other Compensation ($)	Total ($)
Jennifer B. Clark(4)(5)	—	—	—	—
Barbara D. Gilmore	70,000	67,530	—	137,530
John L. Harrington(4)	35,000	36,300	—	71,300
Matthew P. Jordan(5)	—	67,530	—	67,530
William A Lamkin(6)	35,000	31,230	—	66,230
Joseph L. Morea(6)	35,000	31,230	—	66,230
Adam D. Portnoy(5)	—	67,530	—	67,530
Jeffrey P. Somers	75,000	67,530	—	142,530

(1)
On March 22, 2022, Ms. Hollis was elected to our Board to fill the vacancy created by the increase in the size of our Board. Because Ms. Hollis received no compensation during 2021, she is not included in this table.

(2)
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Trustee in 2021. The amounts were based on our Trustee compensation arrangements as of October 1, 2021. Pursuant to those arrangements, we pay an annual cash retainer fee of $60,000 to each Independent Trustee, annual cash fees of $15,000, $10,000 and $10,000 to the chairs of our Audit Committee, Compensation Committee and Nominating and Governance Committee, respectively, and an annual cash fee of $12,500 to our Lead Independent Trustee. The annual cash retainer fees we paid to the Independent Trustees in connection with the update of our Trustee compensation arrangements on October 1, 2021 were adjusted to take into account cash compensation they had previously received earlier in 2021 in respect of their service as independent trustees and as chairs of standing board committees of us or TRMT.

(3)
With respect to Ms. Gilmore and Messrs. Harrington, Jordan, Portnoy and Somers, the amounts listed in the Stock Awards column include an amount equal to 3,000 Common Shares, as applicable, multiplied by the closing price of such shares on May 27, 2021, the date of grant. In addition, with respect to Ms. Gilmore and Messrs. Jordan, Lamkin, Morea, Portnoy and Somers, these amounts also include 3,000 Common Shares multiplied by the closing price of such shares on October 1, 2021, the date of grant. Amounts shown are also the compensation cost for the award recognized by us for financial reporting purposes pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation—Stock Compensation” (“ASC 718”) (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the award). No assumptions were used in this calculation. All Common Share awards are fully vested on the award date.

(4)
Ms. Clark resigned from our Board effective January 5, 2021 in connection with the Company’s deregistration as an investment company, and Mr. Harrington resigned from our Board on September 30, 2021 as of the effective time of the Merger.

(5)
Managing Trustees do not receive cash compensation for their services as Trustees.

(6)
Messrs. Lamkin and Morea were elected to our Board on September 30, 2021 immediately following the effective time of the Merger and therefore did not receive the grant of Common Shares on May 27, 2021.

18	2022 Proxy Statement

OWNERSHIP OF OUR EQUITY SECURITIES
Trustees and Executive Officers

The following table sets forth information regarding the beneficial ownership of our outstanding Common Shares by each Trustee, each Trustee nominee, each of our named executive officers, and our Trustees, Trustee nominees and executive officers as a group, all as of March 15, 2022. Unless otherwise noted, to our knowledge, voting power and investment power in the Common Shares are exercisable solely by the named person and the principal business address of the named person is c/o Seven Hills Realty Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information
Adam D. Portnoy	1,079,956	7.4%	Includes 175,426 common shares owned
directly by Adam Portnoy, an additional 78,879
Common Shares directly owned by ABP Trust
and 825,651 Common Shares directly owned by
TRC. ABP Trust is the direct record and
beneficial owner of 78,879 Common Shares
and TRC is the direct record and beneficial
owner of 825,651 Common Shares. Adam
Portnoy, in his capacity as the sole trustee and
controlling shareholder of ABP Trust, may also
be deemed to beneficially own (and have
shared voting and dispositive power over) the
Common Shares beneficially owned by ABP
Trust. TRC is a direct wholly owned subsidiary
of RMR, which is a direct majority owned
subsidiary of RMR Inc., of which Mr. Portnoy is
a managing director and controlling shareholder
			through ABP Trust.
Matthew P. Jordan	28,672	Less than 1%
Joseph L. Morea	15,879	Less than 1%
G. Douglas Lanois	12,518	Less than 1%
Jeffrey P. Somers	11,311	Less than 1%
William A. Lamkin	6,096	Less than 1%	Includes 6,096 Common Shares held by U/T/D 9-28-18, of which William A. Lamkin is a trustee and beneficiary.
Barbara D. Gilmore	6,000	Less than 1%
Thomas J. Lorenzini	5,430	Less than 1%
Phyllis M. Hollis	—	Less than 1%
All Trustees, the Trustee nominees and executive officers as a group (nine persons)	1,165,862	8.0%

*
Amounts exclude fractional shares.

**
The percentages indicated are based on approximately 14,597,079 Common Shares outstanding as of March 15, 2022.

2022 Proxy Statement	19

Principal Shareholders

Set forth in the table below is information about the number of shares held by persons we know to be the beneficial owners of more than 5% of the Common Shares.
Name and Address	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares*	Additional Information
Tremont Realty Capital LLC, The RMR Group Inc., The RMR Group LLC, ABP Trust and Adam D. Portnoy Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	1,079,956	7.4%	Based on a Schedule 13D filed with the SEC on
September 30, 2021, Mr. Portnoy’s Form 4 filed
with the SEC on October 4, 2021 and additional
information provided by Mr. Portnoy.
TRC directly owns and has shared voting and
dispositive power over 825,651 Common Shares.
Voting and investment power with respect to
Common Shares owned by TRC may be deemed
to be shared by RMR, RMR Inc., ABP Trust and
Adam Portnoy as controlling shareholder of RMR
Inc. TRC is a direct wholly owned subsidiary of
RMR, which is a direct majority owned operating
subsidiary of RMR Inc. Neither RMR nor RMR
Inc. directly owns any Common Shares.
Adam Portnoy directly owns and has sole voting
and dipositive power over 175,426 Common
Shares and beneficially owns and has shared
voting and dispositive power over 904,530
			Common Shares.
Diane Portnoy 442 Main Street Malden, MA 02148	882,407	6.0%	Based on a Schedule 13G filed with the SEC on April 5, 2018.

*
The percentages indicated are based on approximately 14,597,079 Common Shares outstanding as of March 15, 2022.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Our Compensation Committee is comprised entirely of four Independent Trustees. No member of our Compensation Committee is a current, or during 2021 was a former, officer or employee of our Company. In 2021, none of our executive officers served (i) on the compensation committee of any entity that had one or more of its executive officers serving on our Board or our Compensation Committee, or (ii) on the board of directors or board of trustees of any entity that had one or more of its executive officers serving on our Compensation Committee. Members of our Compensation Committee serve as independent trustees or independent directors and compensation committee members of other public companies to which RMR or its subsidiaries provide management services. Ms. Gilmore serves as an independent director of ALR and TA and as an independent trustee of OPI. Mr. Lamkin serves as an independent trustee of OPI and SVC. Mr. Morea serves as an independent trustee of ILPT and as an independent director of TA. Mr. Somers serves as an independent trustee of DHC and OPI. The disclosures regarding our relationships with these foregoing entities and certain transactions with or involving them under the section entitled “Certain Related Person Transactions” are incorporated by reference herein.

20	2022 Proxy Statement

EXECUTIVE COMPENSATION
None of our named executive officers is employed by us. TRC, a subsidiary of RMR, provides, or arranges with RMR to provide, services that otherwise would be provided by employees and either RMR or TRC employs and compensates our named executive officers directly and in their sole discretion in connection with their services rendered to TRC, RMR and to us. For information regarding the compensation paid by us to TRC and RMR, please see the below “Related Person Transactions” section. For information regarding the compensation paid by RMR and RMR Inc. to the named executive officers of RMR Inc., please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2021 and its Proxy Statement on Schedule 14A for its 2022 Annual Meeting of Shareholders. RMR Inc.’s filings with the SEC are not incorporated by reference into this Proxy Statement. We do not pay our named executive officers salaries or bonuses or provide other compensation or employee benefits. We provide equity incentive compensation to our named executive officers pursuant to the terms of our 2021 Equity Plan.
For 2020, we were operating as a registered investment company under the 1940 Act, and no officer was compensated by our Company with the exception of our former Chief Compliance Officer, who is no longer an officer of the Company following our deregistration as an investment company.
Su mmary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Thomas J. Lorenzini(2) President	2021	—	—	36,435	—	36,435
G. Douglas Lanois(2) Chief Financial Officer and Treasurer	2021	—	—	36,435	—	36,435

(1)
Represents the grant date fair value of Common Share awards in 2021 as applicable, calculated in accordance with ASC 718 (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the award). No assumptions were used in this calculation. Messrs. Lorenzini and Lanois did not receive an award of Common Shares in 2020.

(2)
TRC, a subsidiary of RMR, provides, or arranges with RMR to provide, services that otherwise would be provided by employees and TRC employs and compensates our named executive officers directly and in its sole discretion in connection with their services rendered to TRC, RMR and to us. In 2021, our named executive officers received aggregate base salary payments of $563,936 and aggregate cash bonuses of $746,000 from TRC or RMR for services those officers provided to TRC, RMR, us and other companies to which TRC provides management services. For information regarding the compensation paid by us to TRC and RMR, please see the below “Related Person Transactions” section. For information regarding the compensation paid by RMR to the named executive officers of RMR Inc., please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2021 and its Proxy Statement on Schedule 14A for its 2022 Annual Meeting of Shareholders. RMR Inc.’s filings with the SEC are not incorporated by reference into this Proxy Statement. We do not pay our named executive officers salaries or bonuses or provide other compensation or employee benefits.

2021 Outstanding Equity Awards at Fiscal Year End

The agreements governing the Common Shares we awarded to our named executive officers in 2021 in their capacity as our officers provided that one fifth of each award vested on the date of the award and an additional one fifth vests on each of the next four anniversaries of the award date, subject to the applicable named executive officer continuing to render significant services, whether as an employee or otherwise, to us, RMR, TRC or any RMR Client or their respective affiliates and to accelerated vesting under certain circumstances. Holders of vested and unvested Common Shares awarded under the Share Award Plan receive distributions that we make, if any, on our shares on the same terms as other holders of the Common Shares.
The following table shows the total Common Shares awarded by us in 2021 to our named executive officers that were unvested as of December 31, 2021 and the Common Shares we issued in respect of unvested shares of TRMT in connection with the Merger.

2022 Proxy Statement	21

		Stock Awards
Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Thomas J. Lorenzini	2021	3,758	39,008
G. Douglas Lanois	2021	7,112	73,823

(1)
The number of Common Shares includes shares awarded on October 1, 2021 and unvested shares of TRMT that were previously awarded by TRMT and converted into Common Shares as of the effective time of the Merger and pursuant to the terms of the Agreement and Plan of Merger, dated as of April 26, 2021.

(2)
Equals the number of Common Shares not vested multiplied by the closing price of the Common Shares on December 31, 2021.

Potential Payments upon Termination or Change in Control

The form of share award agreement for awards made to our named executive officers provides for acceleration of vesting of all share awards upon the occurrence of certain change in control or termination events (each, a “Termination Event”). The following table describes the potential payments to our named executive officers upon a Termination Event, if such event had occurred, as of December 31, 2021.
Name	Number of Shares Vested Upon Termination Event (#)	Value Realized on Termination Event as of December 31, 2021 ($)(1)
Thomas J. Lorenzini	3,758	39,008
G. Douglas Lanois	7,112	73,823

(1)
Equals the number of Common Shares multiplied by the closing price of the Common Shares on December 31, 2021.

Although we have no formal policy, plan or arrangement for payments to employees of TRC or RMR in connection with the termination of their employment with TRC or RMR, we may in the future provide on a discretionary basis for the acceleration of vesting of Common Shares previously awarded to them under the 2021 Equity Plan depending on various factors we then consider relevant and if we believe it is in our best interests to do so.
For a discussion of the consequences of a Change in Control or Termination Event under our business management agreement with TRC and RMR, see the “Certain Related Person Transactions” section.

22	2022 Proxy Statement

PROPOSAL 2:	RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS
Our Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace our independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of our independent auditors. Our Audit Committee is responsible for approving the audit and permissible non-audit services provided by our independent auditors and the associated fees.
Our Audit Committee evaluates the performance of our independent auditors annually and determines whether to re-engage the current independent auditors or consider other audit firms. In doing so, our Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors’ technical expertise and knowledge of our operations and industry, the auditors’ independence, the results of inspections by the Public Company Accounting Oversight Board (“PCAOB”) and peer quality reviews of the auditors and the auditors’ reputation in the marketplace. In connection with the mandated rotation of our independent auditors’ lead engagement partner, our Audit Committee and its Chair consider the selection of the new lead engagement partner identified by our independent auditors.
Based on this evaluation, our Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) to serve as our independent auditors for the fiscal year ending December 31, 2022. On December 4, 2020, our Audit Committee approved the engagement of Deloitte as our independent registered public accounting firm, subject to and upon receipt of the order from the SEC deregistering us as an investment company under the 1940 Act, which we received on January 5, 2021. During the fiscal years ended December 31, 2019 and December 31, 2020, and the subsequent interim period through January 5, 2021, we did not, nor did anyone on our behalf, consult with Deloitte with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and no written report or oral advice was provided to us that Deloitte concluded was an important factor that we consider in reaching a decision as to any accounting, auditing or financial reporting issue or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). Contemporaneously with our Audit Committee’s determination to engage Deloitte, our Audit Committee determined that RSM US LLP (“RSM”) would remain our independent registered public accounting firm for our fiscal year 2020.
The reports of RSM on our consolidated financial statements for the fiscal year ended December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of our consolidated financial statements for the fiscal year ended December 31, 2020, and during the subsequent interim period through January 5, 2021, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between us and RSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of RSM would have caused RSM to make reference to the subject matter of the disagreement in their report. During the fiscal year ended December 31, 2020 and the subsequent interim period through January 5, 2021, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).
We provided RSM with a copy of this disclosure and requested that RSM furnish us with a letter addressed to the SEC stating whether it agrees with the statements contained herein. A copy of RSM’s letter, dated January 5, 2021, is filed as Exhibit 16.1 to our Current Report on Form 8-K filed on January 6, 2021.
Our Audit Committee has determined to submit its selection of our independent auditors to our shareholders for ratification. This vote will ratify prior action by our Audit Committee and will not be binding upon our Audit Committee. However, our Audit Committee may reconsider its prior appointment of our independent auditors or consider the results of this vote when it determines who to appoint as our independent auditors in the future.

2022 Proxy Statement	23

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to us by Deloitte for the fiscal year ended December 31, 2021.
2021 Fees(1)
Audit Fees	$407,876
Audit Related Fees	—
Tax Fees	—
All Other Fees	812

(1)
The amount of audit fees for 2021 is based on the fees billed and paid to date and on the estimate for remaining fees provided by Deloitte to and approved by our Audit Committee for the services provided by Deloitte. The final amount of fees may vary from the estimate provided.

The following table shows the fees for audit and other services provided to us by RSM for the period it served as our independent auditors for the fiscal year ended December 31, 2020.
2020 Fees
Audit Fees	$50,000
Audit Related Fees	—
Tax Fees	9,100
All Other Fees	—
Audit Fees.   This category includes fees associated with the annual financial statements audit and related audit procedures, work performed in connection with any registration statements and any applicable regulatory filings.
Audit Related Fees.   This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in “Audit Fees.” These services principally include consultation on accounting and internal control matters, information systems audits and other attest services.
Tax Fees.   This category consists of fees for tax services, including tax compliance, tax advice and tax planning.
All Other Fees.   This category consists of services that are not included in the above categories. The amount for 2021 reflects annual subscription fees for Deloitte’s online accounting research application.
Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Our Audit Committee has established policies and procedures that are intended to control the services provided by our independent auditors and to monitor their continuing independence. Under these policies, our independent auditors may not undertake any services unless the engagement is specifically approved by our Audit Committee or the services are included within a category that has been approved by our Audit Committee. The maximum charge for services is established by our Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, our management is required to notify our Audit Committee when approved services are undertaken and our Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. Our Director of Internal Audit is responsible for reporting to our Audit Committee regarding compliance with these policies and procedures.
Our Audit Committee will not approve engagements of our independent auditors to perform non-audit services for us if doing so will cause our independent auditors to cease to be independent within the meaning of applicable SEC or Nasdaq rules. In other circumstances, our Audit Committee considers, among other

24	2022 Proxy Statement

things, whether our independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the PCAOB’s rules.
All services for which we engaged Deloitte in fiscal 2021 and RSM in fiscal 2020 were approved by our Audit Committee. The total fees for audit and non-audit services provided by Deloitte in fiscal 2021 and RSM in fiscal 2020, in each case, at such times as they served as our independent auditors, are set forth above and include estimated fee amounts. Our Audit Committee approved the engagement of Deloitte in fiscal 2021 and RSM in fiscal 2020 to provide the non-audit services described above because it determined that Deloitte in fiscal 2021 and RSM in fiscal 2020 providing these services would not compromise such auditor’s independence and that such firm’s familiarity with our record keeping and accounting systems would permit the firm to provide these services with equal or higher quality, more quickly and at a lower cost than we could obtain these services from other providers.
Other Information

We have been advised by Deloitte that neither the firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in us or our subsidiaries.
One or more representatives of Deloitte will be present at our 2022 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
Ratification of the appointment of our independent auditors requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at our 2022 Annual Meeting.
Our Board of Trustees recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as independent auditors.

2022 Proxy Statement	25

REPORT OF OUR AUDIT COMMITTEE
In the course of oversight by the Audit Committee (our “Audit Committee”) of the Board of Trustees (our “Board of Trustees”) of Seven Hills Realty Trust of our financial reporting process, our Audit Committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2021; (ii) discussed with Deloitte & Touche LLP, our independent auditors, the matters required to be discussed under Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 1301; (iii) received the written disclosures and the letter from our auditors required by applicable requirements of the PCAOB regarding our independent auditors’ communications with our Audit Committee concerning independence; (iv) discussed with our independent auditors their independence; and (v) considered whether the provision of non-audit services by our independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.
Based on the foregoing review and discussions, our Audit Committee recommended to our Board of Trustees that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the Securities and Exchange Commission.
Jeffrey P. Somers, Chair
Barbara D. Gilmore
William A. Lamkin
Joseph L. Morea

26	2022 Proxy Statement

FREQUENTLY ASKED QUESTIONS
Proxy Materials and Voting Information
1.
What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for our 2022 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2022 Annual Meeting, this Proxy Statement and our Annual Report to Shareholders for the year ended December 31, 2021 (collectively, the “proxy materials”). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.
A proxy statement is a document that SEC regulations require us to give you when we ask you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy.
2.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with our registrar and transfer agent, Equiniti Shareowner Services, you are considered a shareholder of record of those shares. If you are a shareholder of record, you should receive only one notice or proxy card for all the Common Shares you hold, whether in certificate or book entry form.
If your shares are held in an account you own at a bank or brokerage firm or you hold shares through another nominee, you are considered the “beneficial owner” of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Common Shares.
If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the Common Shares you hold of record and a separate voting instruction form for the shares from the bank, broker or other nominee through which you own Common Shares.
3.
What different methods can I use to have my shares voted?

By Telephone or Internet.    All shareholders of record can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate shareholder identities, to allow shareholders to authorize a proxy to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m., Eastern time, on May 25, 2022 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.
By Written Proxy.    All shareholders of record also can submit voting instructions by written proxy card. If you are a shareholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m., Eastern time, on May 25, 2022 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

2022 Proxy Statement	27

Electronically at our 2022 Annual Meeting.
•
All shareholders of record may vote electronically at the meeting, as described in the response to question 12. Even if you plan to attend our 2022 Annual Meeting, we recommend that you follow the voting directions described above, so that your vote will be counted if you later decide not to attend our 2022 Annual Meeting.

•
Beneficial owners may vote electronically at our 2022 Annual Meeting if they have a legal proxy, as described in the response to questions 11 and 12.

A shareholder may revoke a proxy at any time before it is voted at our 2022 Annual Meeting, subject to the proxy voting deadlines described above, by authorizing a proxy again on a later date by internet or by telephone, by signing and returning a later dated proxy card or by attending the meeting and voting electronically or by sending an original written statement revoking the prior proxy to our Secretary at our principal executive office (or by hand delivery to the Secretary before the taking of the vote at our 2022 Annual Meeting). Attendance at our 2022 Annual Meeting will not, by itself, revoke a duly executed proxy.
Beneficial owners who wish to change their votes should contact the organization that holds their shares.
If you have any questions or need assistance in voting your shares or authorizing your proxy, please call the firm assisting us in the solicitation of proxies:
Morrow Sodali LLC
470 West Avenue
Stamford, Connecticut 06902
Shareholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400
4.
Who may vote at our 2022 Annual Meeting?

Holders of record of our Common Shares as of the close of business on March 15, 2022, the record date, or their duly authorized proxies may vote at the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the record date.
5.
What if I authorize a proxy and do not specify how my shares are to be voted?

If you submit a signed proxy card or authorize a proxy by internet or telephone, but do not indicate how your Common Shares should be voted on one or more proposals, then the proxies will vote your shares as our Board recommends on those proposals. Other than the proposals listed on pages 8 and 23, we do not know of any other matters to be presented at the meeting. If any other matters are properly presented at the meeting, the proxies may vote your shares in accordance with their discretion.
6.
What is a quorum? How are abstentions and broker non-votes counted?

A quorum of shareholders is required for shareholders to take action at our 2022 Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at our 2022 Annual Meeting constitutes a quorum.
Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter), if any, are included in determining whether a quorum is present. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of any Proposal to be acted upon at the 2022 Annual Meeting. Broker non-votes are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Proposal 1. There can be no broker non-votes on Proposal 2 as it is a matter on which, if you hold your shares

28	2022 Proxy Statement

in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on your behalf.
7.
Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2022 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of our 2022 Annual Meeting.
Instead of receiving future copies of our proxy materials by mail, shareholders of record and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will reduce the environmental impact of our annual meeting, save us the cost of printing and mailing documents, and also will give you an electronic link to our proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.
8.
How are proxies solicited and what is the cost?

We bear all expenses incurred in connection with the solicitation of proxies. We have engaged Morrow Sodali LLC (“Morrow Sodali”) to assist with the solicitation of proxies for an estimated fee of $15,000 plus reimbursement of expenses. We have agreed to indemnify Morrow Sodali against certain liabilities arising out of our agreement with Morrow Sodali. We will request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.
Proxies may also be solicited, without additional compensation, by our Trustees and officers, and by RMR, its officers and employees and its parent’s and subsidiaries’, including our manager, TRC, directors, trustees, officers and employees, by mail, telephone or other electronic means or in person.
9.
What is householding?

As permitted by the Exchange Act and our Bylaws, we may deliver to shareholders only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2022 Annual Meeting, this Proxy Statement and the Annual Report to Shareholders residing at the same address, unless a shareholder at such address has notified us of such shareholder’s desire to receive separate copies of those documents. This practice is known as “householding.”
We will deliver a separate copy of any of those documents to you if you write to us at Investor Relations, Seven Hills Realty Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call us at (617) 796-8253. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

2022 Proxy Statement	29

2022 Annual Meeting Information
10.
Why is our 2022 Annual Meeting being held virtually?

In light of the COVID-19 pandemic, we believe hosting our 2022 Annual Meeting virtually will help ensure the health and well-being of our shareholders, Board and other stakeholders. Shareholders attending our 2022 Annual Meeting virtually will be afforded the same rights and opportunities to participate as they would have had at an in-person meeting.
11.
How do I attend our virtual 2022 Annual Meeting?

Attendance at the meeting is limited to our Trustees and officers, shareholders as of the close of business on March 15, 2022 (the record date for our Annual Meeting) or their duly authorized representatives or proxies, and other persons permitted by the Chair of the meeting.
•
Record owners: If you are a shareholder as of the close of business on the record date who holds shares directly, you may participate in our 2022 Annual Meeting via internet webcast by visiting the following website and following the registration and participation instructions contained therein: https://www.viewproxy.com/sevenhillsrealtytrust/2022. Please have the control number located on your proxy card or voting information form available.

•
Beneficial owners: If you are a shareholder as of the record date who holds shares indirectly through a brokerage firm, bank or other nominee, you must register in advance to attend our 2022 Annual Meeting. You will need to present evidence of your beneficial ownership of shares. For this purpose, a copy of a letter or account statement from the applicable brokerage firm, bank or other nominee confirming such ownership will be acceptable. If you are a beneficial owner and want to vote your shares at our 2022 Annual Meeting, you must also provide a legal proxy from your bank, broker or other nominee. You will not be able to vote your shares at our 2022 Annual Meeting without a legal proxy, as described in the response to question 12. Please follow the instructions from your bank, broker or nominee included with these proxy materials, or contact your bank, broker or nominee to request a legal proxy form.

To register, you must submit proof of your beneficial ownership of shares and legal proxy, as applicable, along with your name and address, to virtualmeeting@viewproxy.com. Upon successful preregistration, you will receive a confirmation email from customercare@gotowebinar.com confirming registration and providing further instructions regarding attending our 2022 Annual Meeting. Beneficial owners should complete the registration process noted above at least three days in advance of our 2022 Annual Meeting to ensure that all documentation and verifications are in order.
If you have questions regarding these admission procedures, please call Investor Relations at (617) 796-8253.
12.
How can I vote electronically at our 2022 Annual Meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at our 2022 Annual Meeting, you need to first obtain a valid legal proxy from your bank, broker or other nominee and then register in advance to attend our 2022 Annual Meeting. Please follow the procedures described in the response to questions 3 and 11.
You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 11. However, you will not be able to vote your shares at the meeting without a legal proxy. We encourage you to vote your shares in advance, even if you intend to attend the meeting.
13.
How can I ask questions at our 2022 Annual Meeting?

Shareholders as of the record date who attend and participate in our 2022 Annual Meeting at https://www.viewproxy.com/sevenhillsrealtytrust/2022 will have an opportunity to submit questions live

30	2022 Proxy Statement

via the internet during a designated portion of the program. Shareholders must have available their control number provided on their proxy card or voting instruction form.
If you experience any technical difficulties accessing our 2022 Annual Meeting or during the meeting, please call the toll-free number that will be available on our virtual shareholder login site for assistance. We will have technicians ready to assist you with any technical difficulties you may have beginning 15 minutes prior to the start of our 2022 Annual Meeting.
Company Documents, Communications and Shareholder Proposals
14.
How can I view or request copies of our SEC filings and other documents?

You can visit our website to view our Governance Guidelines, Board committee charters and Code. To view these documents, go to www.sevnreit.com, click on “Investors” and then click on “Governance.” To view our SEC filings and Forms 3, 4 and 5 filed by our Trustees and executive officers, go to www.sevnreit.com, click on “Investors,” and then click on “Financial Information.”
We will deliver free of charge, upon request, a copy of our Governance Guidelines, Board committee charters, Code or Annual Report to any shareholder requesting a copy. Requests should be directed to Investor Relations at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
15.
How can I communicate with our Trustees?

Any shareholder or other interested person who wants to communicate with our Trustees should write to such Trustee(s), c/o Secretary, Seven Hills Realty Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@sevnreit.com. The communication will then be delivered to the Trustee(s).
16.
How do I submit a nomination or other proposal for action at the 2023 annual meeting of shareholders?

A nomination or proposal for action to be presented by any shareholder at our 2023 annual meeting of shareholders must be submitted as follows:
•
For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at our principal executive office by November 22, 2022.

•
If the proposal is not to be included in the proxy statement pursuant to Rule 14a-8, the proposal must be made in accordance with the procedures and requirements set forth in our Bylaws and must be received by us not later than 5:00 p.m., Eastern time, on November 22, 2022 and not earlier than October 23, 2022.

Proposals should be sent to our Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
For additional information regarding how to submit a shareholder proposal, see page 7 of this Proxy Statement.

2022 Proxy Statement	31

RELATED PERSON TRANSACTIONS
The descriptions of agreements in this “Related Person Transactions” section do not purport to be complete and are subject to, and qualified in their entirety by, reference to the actual agreements, copies of certain of which are filed as exhibits to our SEC filings.
A “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) or a proposed transaction in which (i) we were, are or will be a participant, (ii) the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and (iii) any related person had, has or will have a direct or indirect material interest.
A “related person” means any person who is, or at any time since January 1, 2021 was:
•
a Trustee, a nominee for Trustee or an executive officer of ours;

•
known to us to be the beneficial owner of more than 5.0% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

•
an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

•
a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10.0% or greater beneficial ownership interest.

We have adopted written Governance Guidelines that describe the consideration and approval of related person transactions. Under these Governance Guidelines, we may not enter into a transaction in which any Trustee or executive officer, any member of the immediate family of any Trustee or executive officer or other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to our Board and our Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Trustees, even if the disinterested Trustees constitute less than a quorum. If there are no disinterested Trustees, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of our Board and (ii) the affirmative vote of a majority of the Independent Trustees. In determining whether to approve or ratify a transaction, our Board, or disinterested Trustees or Independent Trustees, as the case may be, also act in accordance with any applicable provisions of our Declaration of Trust and Bylaws, consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to us. All related person transactions described in Annex A to this Proxy Statement were reviewed and approved or ratified by a majority of the disinterested Trustees or otherwise in accordance with our policies, Declaration of Trust and Bylaws, each as described above. In the case of any transactions with us by employees of RMR and its subsidiaries, including TRC, who are subject to the Code but who are not our Trustees or executive officers, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of our Governance Guidelines and the Code are available on our website, www.sevnreit.com.
Certain related person transactions are set forth in Annex A to this Proxy Statement.

32	2022 Proxy Statement

OTHER INFORMATION
At this time, we know of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.
Jennifer B. Clark
Secretary
Newton, Massachusetts
March 22, 2022

2022 Proxy Statement	33

ANNEX A—CERTAIN RELATED PERSON TRANSACTIONS
Relationships with TRC, RMR and Others Related to Them.   We have relationships and historical and continuing transactions with TRC, RMR, RMR Inc. and others related to them, including some of the RMR Clients, and some of which have trustees, directors or officers who are also our Trustees or officers. TRC is a subsidiary of RMR, which is a majority owned subsidiary of RMR Inc., and RMR Inc. is the managing member of RMR. RMR provides certain shared services to TRC that are applicable to us, and we reimburse TRC for the amounts it pays for those services. One of our Managing Trustees and Chair of our Board, Adam Portnoy, is the sole trustee, an officer and the controlling shareholder of ABP Trust, which is the controlling shareholder of RMR Inc., and he is also a director of TRC, a managing director and the president and chief executive officer of RMR Inc., and an officer and employee of RMR. In connection with the Business Change, our Board appointed Thomas J. Lorenzini as our President and G. Douglas Lanois as our Chief Financial Officer and Treasurer. Mr. Lorenzini and Mr. Lanois succeeded Fernando Diaz and Brian E. Donley, respectively, who each resigned from our Company, effective January 5, 2021. In addition, on January 5, 2021, Jennifer B. Clark resigned as our Managing Trustee, and our Board elected Matthew P. Jordan as successor Managing Trustee to fill the vacancy created by Ms. Clark’s resignation. Also, effective January 1, 2021, Mr. Jordan was appointed as a director and the president and chief executive officer of TRC. Mr. Jordan is an officer of RMR Inc., he and Messrs. Lorenzini and Lanois are both officers of RMR and Messrs. Lorenzini and Lanois are also officers of TRC. In addition, each of our other officers is also an officer and/or employee of TRC or RMR.
Our Independent Trustees also serve as independent directors or independent trustees of some of the RMR Clients. Adam Portnoy serves as the chair of the boards and as a managing director or managing trustee of each of these public companies, and other officers of RMR, including Mr. Jordan and certain of our other officers and officers of TRC, serve as managing trustees, managing directors or officers of certain of these companies.
The Merger.   On April 26, 2021, we and TRMT, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, on the terms and subject to the satisfaction or waiver of the conditions thereof, TRMT agreed to merge with and into us, with us continuing as the surviving entity. The Merger was consummated and became effective at 4:01 p.m., Eastern Time, on September 30, 2021, (the “Effective Time”). At the Effective Time, we changed our name to “Seven Hills Realty Trust,” the separate existence of TRMT ceased, and the combined company continues to be managed by TRC.
Pursuant to the terms set forth in the Merger Agreement and the letter agreement, dated as of August 26, 2021, by and between us and TRMT (the “Letter Agreement”), at the Effective Time, each one issued and outstanding common share of beneficial interest, $0.01 par value per share, of TRMT, was automatically converted into the right to receive 0.516 of our Common Shares. No fractional Common Shares were issued in the Merger, and holders of shares of TRMT common shares received cash in lieu of any such fractional shares.
Pursuant to the Merger Agreement and the Letter Agreement, at the Effective Time, each outstanding unvested TRMT Common Share awarded under TRMT’s equity compensation plan was converted into an award of our Common Shares determined by multiplying the number of unvested TRMT common shares subject to such award by 0.516 (rounded down to the nearest whole number). Such award will continue to be subject to the same vesting and other terms and conditions as were in effect immediately prior to the Effective Time.
Upon consummation of the Merger, TRMT’s separate management agreement with TRC was terminated and TRC waived its right to receive payment of the termination fee that would otherwise have been payable as a result of that termination. In consideration of this waiver, we agreed that, effective upon consummation of the Merger and the termination of TRMT’s management agreement with TRC, certain of the expenses TRC had paid pursuant to such management agreement will be included in the “Termination Fee” under and as defined in our existing management agreement with TRC.
The purchase price, based on the closing price per share of our Common Shares on September 30, 2021 of $10.31 per share, was $169.2 million, including the assumption of $129.0 million outstanding under TRMT’s master repurchase facility with Citibank, N.A., or Citibank, and closing costs of $6.2 million and assumed working capital of $10.2 million. Following the Merger and the other transactions contemplated by the

2022 Proxy Statement	A-1

Merger Agreement, we assumed TRMT’s master repurchase facility and the portfolio of 10 loans with an aggregate principal balance of $204.7 million.
Prior to the Merger, Adam Portnoy and Matthew P. Jordan, our Managing Trustees, were also TRMT’s managing trustees, Thomas J. Lorenzini, our President, also served as president of TRMT, and G. Douglas Lanois, our Chief Financial Officer and Treasurer, also served as chief financial officer and treasurer of TRMT. Joseph L. Morea, one of our Independent Trustees, previously served as an independent trustee of TRMT and Jeffrey P. Somers, one of our Independent Trustees, previously served as an independent trustee of TRMT. Effective as of the Effective Time, John L. Harrington resigned from our Board of Trustees; he had served as one of our Independent Trustees and as an independent trustee of TRMT.
Our Manager, TRC.   In connection with the Business Change, we and RMR Advisors, a former subsidiary of RMR, terminated our investment advisory agreement, and we entered into a new management agreement with TRC, effective January 5, 2021. Until the Effective Time, TRC also provided management services to TRMT.
Each of our Managing Trustees and executive officers is also a director or officer of TRC and of RMR. We have no employees. The personnel and various services we require to operate our business are provided to us by TRC pursuant to a management agreement between us and TRC, which provides for the day to day management of our operations by TRC, subject to the oversight and direction of our Board.
As of December 31, 2021, TRC owned 825,651 of our Common Shares, or approximately 5.7% of our outstanding Common Shares.
Prior Agreements with RMR Advisors
Under our previous investment advisory agreement with RMR Advisors, RMR Advisors provided us with a continuous investment program, made day to day investment decisions and generally managed our business affairs in accordance with our investment objectives and policies. This agreement was terminated on January 5, 2021 in connection with the Business Change. Pursuant to this agreement, RMR Advisors was compensated at an annual rate of 0.85% of our average daily managed assets. We incurred advisory fees of $22,000 for the period from January 1, 2021 to January 5, 2021.
Prior to its merger with TRC on January 6, 2021, RMR Advisors, performed administrative functions for us pursuant to an administration agreement with us. RMR Advisors was also a party to a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services for us. Under the administration agreement, RMR Advisors was entitled to reimbursement of the cost of providing administrative services. On January 6, 2021, RMR Advisors merged with and into TRC, with TRC being the surviving entity, and TRC assumed the administration agreement with us and the subadministration agreement with State Street. Each of those agreements was terminated, effective March 16, 2021. We incurred administration service fees of $15,000 for the period from January 1, 2021 to March 16, 2021, all of which related to the subadministration service fees payable by RMR Advisors or TRC, as applicable, to State Street and reimbursable by us; we did not incur any additional administration service fees beyond those reimbursable amounts for those periods.
Current Management Agreement with TRC
Under our management agreement with TRC, we are responsible to pay TRC the following:
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Base Management Fee.   We are required to pay TRC an annual base management fee equal to 1.5% of our “Equity”, payable in cash quarterly (0.375% per quarter) in arrears. Under our management agreement, “Equity” means (a) the sum of (i) our net asset value as of January 5, 2021, plus (ii) the net proceeds received by us from any future sale or issuance of shares of beneficial interest, plus (iii) our cumulative Distributable Earnings, as defined below, for the period commencing on January 5, 2021 to the end of the applicable most recent completed calendar quarter, less (b) (i) any distributions previously paid to holders of Common Shares, (ii) any incentive fee previously paid to TRC and (iii) any amount that we may have paid to repurchase Common Shares. All items in the foregoing sentence (other than clause (a)(iii)) are calculated on a daily weighted average basis. As a result of the Merger, as of September 30, 2021, the net book value of TRMT was included as “Equity” under the management agreement.

A-2	2022 Proxy Statement

•
Incentive Fee.   We are required to pay TRC quarterly an incentive fee in arrears in cash equal to the difference between: (a) the product of (i) 20% and (ii) the difference between (A) our Distributable Earnings for the most recent 12 month period (or such lesser number of completed calendar quarters, if applicable), including the calendar quarter (or part thereof) for which the calculation of the incentive fee is being made, and (B) the product of (1) our Equity in the most recent 12 month period (or such lesser number of completed calendar quarters, if applicable), including the calendar quarter (or part thereof) for which the calculation of the incentive fee is being made, and (2) 7% per year and (b) the sum of any incentive fees paid to TRC with respect to the first three calendar quarters of the most recent 12 month period (or such lesser number of completed calendar quarters, if applicable). No incentive fee shall be payable with respect to any calendar quarter unless Distributable Earnings for the 12 most recently completed calendar quarters (or such lesser number of completed calendar quarters, if applicable) in the aggregate is greater than zero. The incentive fee may not be less than zero. Pursuant to the terms of our management agreement, no management incentive fees were payable until after the quarter ended March 31, 2021, and thereafter, any management incentive fees are subject to TRC earning those fees in accordance with our management agreement.

For purposes of the calculation of base management fees and incentive fees payable to TRC under our management agreement, “Distributable Earnings” is defined as net income (or loss) attributable to our common shareholders, computed in accordance with U.S. generally accepted accounting principles (“GAAP”), including realized losses not otherwise included in GAAP net income (loss), and excluding: (a) the incentive fees earned by TRC; (b) depreciation and amortization (if any); (c) non-cash equity compensation expense (if any); (d) unrealized gains, losses and other similar non-cash items that are included in net income for the period of the calculation (regardless of whether such items are included in or deducted from net income or in other comprehensive income or loss under GAAP); and (e) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items, in each case after discussion between TRC and our Independent Trustees and approved by a majority of our Independent Trustees. Distributable Earnings are reduced for realized losses on loan investments when amounts are deemed uncollectable. Pursuant to the terms of our management agreement, the exclusion of depreciation and amortization from the calculation of Distributable Earnings shall only apply to owned real estate. Our shares of beneficial interest that are entitled to a specific periodic distribution or have other debt characteristics will not be included in “Equity” for the purpose of calculating incentive fees payable to TRC. Instead, the aggregate distribution amount that accrues to such shares during the calendar quarter of such calculation will be subtracted from Distributable Earnings for purposes of calculating incentive fees, unless such distribution is otherwise already excluded from Distributable Earnings. Equity and Distributable Earnings as defined in our management agreement are non-GAAP financial measures and may be different than our shareholders’ equity and our net income calculated according to GAAP.
We recognized base management fees of $3.2 million for the fiscal year ended December 31, 2021. No incentive fees were earned for the fiscal year ended December 31, 2021.
Term and Termination.   The initial term of our management agreement ends on December 31, 2023, and the agreement will automatically renew for successive one year terms beginning January 1, 2024 and each January 1 thereafter, unless it is sooner terminated upon written notice delivered no later than 180 days prior to a renewal date by the affirmative vote of at least two-thirds (2/3) of our Independent Trustees based upon a determination that: (a) TRC’s performance is unsatisfactory and materially detrimental to us or (b) the base management fee and incentive fee, taken as a whole, payable to TRC under our management agreement are not fair to us (provided that, in the instance of (b), TRC will be afforded the opportunity to renegotiate the base management fee and incentive fee prior to termination). Our management agreement may be terminated by TRC before each annual renewal upon written notice delivered to our Board no later than 180 days prior to an annual renewal date. We may also terminate our management agreement at any time without the payment of any termination fee, with at least 30 days’ prior written notice from us upon the occurrence of a “cause event,” as defined in the management agreement. TRC may terminate our management agreement in certain other circumstances, including if we become required to register as an investment company under the 1940 Act, for our uncured “material breach,” as defined in the management agreement, we materially reduce TRC’s duties and responsibilities or scope of its authority under the management agreement or we cease or take steps to cease to conduct the business of originating or investing in CRE loans.

2022 Proxy Statement	A-3

Termination Fee.   In the event our management agreement is terminated by us without a cause event or by TRC for a material breach, we will be required to pay TRC a termination fee equal to: (a) three times the sum of (i) the average annual base management fee and (ii) the average annual incentive fee, in each case paid or payable to TRC during the 24 month period immediately preceding the most recently completed calendar quarter prior to the date of termination or, if such termination occurs within 24 months of its initial commencement, the base management fee and the incentive fee will be annualized for such two year period based on such fees earned by TRC during the period from January 5, 2021 through the most recently completed calendar quarter prior to the termination date, plus (b) $1.6 million. In addition, in connection with the Merger and the termination of TRMT’s management agreement with TRC, the initial organizational costs related to TRMT’s formation and the costs of its initial public offering and the concurrent private placement that TRC had paid pursuant to that management agreement of $6.7 million will be included in the “Termination Fee” under and as defined in our management agreement with our Manager.
No termination fee will be payable if our management agreement is terminated by us for a cause event or by TRC without our material breach.
Expense Reimbursement.   TRC, and not us, is responsible for the costs of its employees who provide services to us, including the cost of TRC’s personnel who originate our loans, unless any such payment or reimbursement is specifically approved by a majority of our Independent Trustees, is a shared services cost or relates to awards made under any equity compensation plan adopted by us. Generally, it is the practice of TRC and RMR to treat individuals who spend 50% or more of their business time providing services to TRC as employees of TRC. We are required to pay or to reimburse TRC and its affiliates for all other costs and expenses of our operations, including but not limited to, the cost of rent, utilities, office furniture, equipment, machinery and other overhead type expenses, the costs of legal, accounting, auditing, tax planning and tax return preparation, consulting services, diligence costs related to our investments, investor relations expenses and other professional services, and other costs and expenses not specifically required under our management agreement to be borne by TRC. Some of these overhead, professional and other services are provided by RMR pursuant to a shared services agreement between TRC and RMR. We reimburse TRC for shared services costs TRC pays to RMR and its affiliates, and these reimbursements include an allocation of the cost of applicable personnel employed by RMR and our share of RMR’s costs of providing our internal audit function, with such shared services costs subject to approval by a majority of our Independent Trustees at least annually. Our Audit Committee appoints our Director of Internal Audit and our Compensation Committee approves the costs of our internal audit function. We incurred shared services costs of approximately $1.6 million for the year ended December 31, 2021, payable to TRC as reimbursement for shared services costs it paid to RMR.
Business Opportunities.   Under our management agreement, we and TRC have agreed that for so long as TRC is managing us, neither TRC nor any of its affiliates, including RMR, will sponsor or manage any other publicly traded REIT, that invests primarily in first mortgage loans secured by middle market and transitional CRE located in the United States, unless such activity is approved by our Independent Trustees. However, our management agreement does not prohibit TRC or its affiliates (including RMR) or their respective directors, trustees, officers, employees or agents from competing or providing services to other persons, funds and investment vehicles, including Centre Street Finance LLC, a private fund focused on originating and investing in mortgage loans, private REITs or other entities that may compete with us, including, among other things, with respect to the origination, acquisition, making, arranging or managing of first mortgage loans secured by middle market or transitional CRE or other investments like those we intend to make.
Because TRC and RMR will not be prohibited from competing with us in all circumstances, and RMR provides management services to other companies, conflicts of interest exist with regard to the allocation of investment opportunities and for the time and attention of TRC, RMR and their personnel. Our management agreement acknowledges these conflicts of interest and, in that agreement, we agree that TRC, RMR and their subsidiaries may resolve such conflicts in good faith in their fair and reasonable discretion. In the case of a conflict involving the allocation of investment opportunities among advisory clients of TRC, TRC, RMR and their subsidiaries will endeavor to allocate such investment opportunities in a fair and equitable manner, taking into account such factors as they deem appropriate. With respect to mortgage loan investments, which are the only types of investment opportunity that may be appropriate for more than one advisory client of TRC, TRC has established an investment committee that is responsible for evaluating mortgage loan origination opportunities and making determinations as to whether to move forward with funding a loan, taking into account advisory clients’ investment considerations. In circumstances where an investment opportunity,

A-4	2022 Proxy Statement

after taking into account advisory clients’ investment considerations, is deemed appropriate for more than one advisory client, TRC will generally allocate such opportunity on a rotational basis.
Our management agreement also provides that if TRC, its affiliates (including RMR) or any of their respective directors, trustees, officers, employees or agents acquires knowledge of a potential business opportunity, we renounce any potential interest or expectation in, or right to be offered or to participate in, such business opportunity to the maximum extent permitted by Maryland law.
Liability and Indemnification.   TRC maintains a contractual as opposed to a fiduciary relationship with us. Pursuant to our management agreement, TRC does not assume any responsibility other than to render the services called for thereunder in good faith and is not responsible for any action of our Board in following or declining to follow its advice or recommendations. Under the terms of our management agreement, TRC and its affiliates, including RMR, and their respective directors, trustees, officers, shareholders, owners, members, managers, employees and personnel will not be liable to us or any of our Trustees, shareholders or subsidiaries, or any of the trustees, directors or shareholders of any of our subsidiaries, for any acts or omissions related to the provision of services to us under our management agreement, except by reason of acts or omissions that have been determined in a final, non-appealable adjudication to have constituted bad faith, fraud, intentional misconduct, gross negligence or reckless disregard of the duties of TRC under our management agreement. In addition, under the terms of our management agreement, we agree to indemnify, hold harmless and advance expenses to TRC and its affiliates, including RMR, and their respective directors, trustees, officers, shareholders, owners, members, managers, employees and personnel from and against any and all expenses, losses, damages, liabilities, demands, charges and claims of any nature whatsoever, including all reasonable attorneys’, accountants’ and experts’ fees and expenses, arising from any acts or omissions related to the provision of services to us or the performance of any matters pursuant to an instruction by our Board, except to the extent there is a final, non-appealable adjudication that such acts or omissions constituted bad faith, fraud, intentional misconduct, gross negligence or reckless disregard of the duties of TRC under our management agreement. Such persons will also not be liable for trade errors that may result from ordinary negligence, including errors in the investment decision making or trade process.
Share Awards to TRC and RMR Employees.   During 2021, we awarded Common Shares to our officers and other employees of RMR and/or TRC. One fifth of these awards vested on the grant date of the awards and one fifth vests on each of the next four anniversaries of the grant dates of the awards. During 2021, we awarded to our officers and employees of RMR and/or TRC awards of 83,000 Common Shares, valued at approximately $0.9 million, in aggregate, based upon the closing price of the Common Shares on the Nasdaq on the date the awards were granted under the 2021 Equity Plan. These share awards to employees of TRC and/or RMR are in addition to the share awards made to our Managing Trustees, as Trustee compensation, and the fees we paid to TRC. During 2021, we purchased 5,530 Common Shares, at the closing price of the Common Shares on Nasdaq on the date of purchase, from certain of our officers and other employees of RMR in satisfaction of tax withholding and payment obligations in connection with the vesting of awards of the Common Shares. The aggregate value of the Common Shares purchased during the year ended December 31, 2021 was $57,000.
Additionally, each of our executive officers during 2021 received share awards of RMR Inc. and other RMR Clients, in their capacities as officers or employees of RMR and/or TRC.
Directors’ and Officers’ Liability Insurance.   We, RMR Inc. and certain other RMR Clients, participate in a combined directors’ and officers’ liability insurance policy. The current combined policy expires in September 2022. We paid an aggregate premium of $123,420 for this policy in 2021.
Other.   In addition to the fees and expense reimbursements payable to TRC under our management agreement, TRC and its affiliates may benefit from other fees paid to them in respect of our investments. For example, if we seek to securitize some of our CRE loans, TRC or its affiliates may act as collateral manager. In any of these or other capacities, TRC and its affiliates may receive fees for their services if approved by a majority of our Independent Trustees.
The foregoing descriptions of our agreements with TRC, RMR and other related persons are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in the Annual Report. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC’s website, www.sec.gov. We may engage in additional transactions with related persons, including businesses to which TRC, RMR or their affiliates provide management services.

2022 Proxy Statement	A-5

THANK YOU
Thank you for being a shareholder of Seven Hills Realty Trust.

SEVEN HILLS REALTY TRUSTC/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342BRENTWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTEAUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern time, on May 25, 2022. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions.AUTHORIZE YOUR PROXY BY TELEPHONE - 1-800-690-6903Use any touch -tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern time, on May 25, 2022. Have your proxy card in hand when you call and then follow the instructions.If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting.AUTHORIZE YOUR PROXY BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Seven Hills Realty Trust, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.VOTE BY VIRTUALLY ATTENDING THE MEETINGDuring the Meeting - Go to https://www.viewproxy.com/sevenhillsrealtytrust/2022You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand when you access the website and follow the instructions provided on the website.ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONSIf you would like to reduce the costs incurred by Seven Hills Realty Trust in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by email or over the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:D73063-P69679KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYSEVEN HILLS REALTY TRUSTThe Board of Trustees Recommends a Vote FOR all the Nominees for Trustee in Proposal 1 and FOR Proposal 2.1.Election of Trustees.ForWithholdNominee (for Independent Trustee in Class III):!!Barbara D. GilmoreNominee (for Independent Trustee in Class III):!!Joseph L. MoreaForAgainstAbstain2.Ratification of the appointment of Deloitte & Touche LLP as independent auditors to serve for the 2022 fiscal year.!!!THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL THE NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSAL 2.TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF.(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person indicating title.)Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

SEVEN HILLS REALTY TRUSTANNUAL MEETING OF SHAREHOLDERSMay 26, 2022, 9:30 a.m., Eastern time Virtually via the Internet at https://www.viewproxy.com/sevenhillsrealtytrust/2022Please see the Proxy Statement for attendance instructions.The 2022 Annual Meeting of Shareholders of Seven Hills Realty Trust will address the following items of business:1.Election of the Trustees named in the Proxy Statement to the Company's Board of Trustees; 2.Ratification of the appointment of Deloitte & Touche LLP as independent auditors to serve for the 2022 fiscal year; and 3.Transaction of such other business as may properly come before the meeting and at any postponements or adjournments of the meeting. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL THE NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSAL 2.D73064-P69679 SEVEN HILLS REALTY TRUSTANNUAL MEETING OF SHAREHOLDERS May 26, 2022, 9:30 a.m., Eastern time Proxy Important Notice Regarding the Availability of Proxy Materials: The proxy materials for the 2022 Annual Meeting of Shareholders of Seven Hills Realty Trust (the "Company"), including the Company's annual report and proxy statement, are available on the Internet. To view the proxy materials or authorize your proxy by Internet, by telephone or by mail, please follow the instructions on the reverse side hereof.This proxy is solicited on behalf of the Board of Trustees of Seven Hills Realty Trust.The undersigned shareholder of the Company hereby appoints Jennifer B. Clark and Adam D. Portnoy, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2022 Annual Meeting of Shareholders of the Company to be held virtually via the Internet at https://www.viewproxy.com/sevenhillsrealtytrust/2022, on May 26, 2022, at 9:30 a.m., Eastern time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the annual report and the proxy statement, which includes the Notice of 2022 Annual Meeting of Shareholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting.THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR ALL THE NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSAL 2. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy.